Significant Components of Deferred Tax Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Income Tax Disclosure [Abstract]
Net operating loss carryforwards	$ 9,178	$ 9,730
Prepaid licensing and royalty fees	5	952
Investments	135	501
Intangible assets and goodwill	183	226
Share-based compensation	299	276
Other	128	167
Deferred Tax Assets, Gross, Total	9,928	11,852
Less: valuation allowance	(9,928)	(11,852)	$ (11,025)	$ (7,147)
Deferred tax assets - net	$ 0	$ 0